UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 12/10/10

STAR SCIENTIFIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-15324	52-1402131
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4470 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 527-1970

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws.
On December 10, 2010, Star Scientific, Inc., a Delaware corporation (the “Company”), filed its Sixth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (as amended, the “Certificate of Incorporation”). The Certificate of Incorporation, formally approved by the Company’s stockholders on December 10, 2010, increases the total number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), that the Company is authorized to issue from 170,000,000 shares to 187,500,000 shares. The Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On December 10, 2010, the Company held the annual meeting of its stockholders. The Company previously filed with the Securities and Exchange Commission the proxy statement and related materials pertaining to this meeting. On the record date of October 22, 2010, there were 119,503,888 shares of Common Stock outstanding and eligible to vote.
Proposal 1: Election of Directors
Seven nominees for the Board of Directors were elected to serve until the next annual meeting of stockholders or until their respective successors are elected and qualify or until their earlier removal or resignation. The tabulation of votes was:

				Broker Non-
Nominee	Votes	For	Against/Withheld	Votes
Christopher C. Chapman	93,033,182	42,989,816	1,080,117	48,963,249
Neil L. Chayet	93,033,182	41,040,339	3,029,594	48,963,249
Burton J. Haynes	93,033,182	42,992,990	1,076,943	48,963,249
Mario V. Mirabelli	93,033,182	42,962,785	1,107,148	48,963,249
Paul L. Perito	93,033,182	42,944,324	1,125,609	48,963,249
Leo S. Tonkin	93,033,182	42,920,920	1,149,013	48,963,249
Jonnie R. Williams	93,033,182	42,944,424	1,125,509	48,963,249
Proposal 2: Approval of an Amendment to Certificate of Incorporation
The Company’s Sixth Amended and Restated Certificate of Incorporation, increasing the number of shares of Common Stock that the Company is authorized to issue from 170,000,000 to 187,500,000, was ratified as set forth below:

Votes	For	Against	Abstain
93,033,182	87,371,424	4,073,353	1,588,405
Proposal 3: Approval of an Amendment to the 2008 Incentive Award Plan
The Company’s proposal to amend the 2008 Incentive Award Plan (the “Plan”), increasing the number of shares of Common Stock authorized for issuance under the Plan from 4,000,000 to 6,000,000, was ratified as set forth below:

Votes	For	Against	Abstain	Broker Non-Votes
93,033,182	41,085,667	2,541,257	443,009	48,963,249
Proposal 4: Ratification of the Appointment of Independent Auditor
The appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent auditor for the fiscal year ending December 31, 2010 was ratified as set forth below:

Votes	For	Against	Abstain
93,033,182	90,309,764	1,231,415	1,492,003
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Sixth Amended and Restated Certificate of Incorporation of Star Scientific, Inc., dated December 10, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.
Date: December 15, 2010	By:	/s/ Paul L. Perito
Paul L. Perito
Chairman of the Board, President and Chief Operating Officer